Exhibit 99.2

(Fyffes plc, registered in Ireland under the Companies Acts 1963 to 2013 with registered number 73342)

Directors:	Registered Office:
D McCann (Chairman)	29 North Anne Street,
D McCourt	Dublin 7, Ireland
C Bos	Telephone: + 353 (1) 887 2700
T Murphy
J O’Dwyer
J O’Hara
R Johnston

FYFFES PROFIT FORECAST AND MANAGEMENT INCENTIVISATION IN

CHIQUITAFYFFES WHICH IS APPLICABLE TO SENIOR MANAGEMENT

6 August 2014

Dear Fyffes Shareholder,

On March 10, 2014, Chiquita Brands International, Inc. (“Chiquita”) and Fyffes plc (“Fyffes”) announced that they had entered into a definitive agreement pursuant to which Fyffes will combine with Chiquita (the “combination”) through the formation of a new holding company incorporated in Ireland that will be renamed ChiquitaFyffes plc (“ChiquitaFyffes”). On July 24, 2014, ChiquitaFyffes filed with the U.S. Securities and Exchange Commission (the “SEC”) Amendment No. 5 to its registration statement on Form S-4 in connection with the combination, which included a proxy statement of Chiquita that also serves as a prospectus of ChiquitaFyffes (the “Proxy Statement/Prospectus”). The Form S-4 was declared effective on July 25, 2014, and the Proxy Statement/Prospectus is included along with this document.

Profit Forecasts

As Fyffes is an Irish incorporated company, the combination is subject to the Irish Takeover Rules. In accordance with the Irish Takeover Rules, where Chiquita or Fyffes issues earnings guidance (known as a “profit forecast” under the Irish Takeover Rules), certain attestations to that profit forecast must be provided.

Referenced in the Proxy Statement/Prospectus is a profit forecast for the fiscal year ending December 31, 2014 made by Fyffes. Also referenced in the Proxy Statement/Prospectus is a profit forecast for the fiscal year ending December 31, 2014 made by Chiquita. These forecasts are contained in the Proxy Statement/Prospectus on pages 341 to 343 and 344 to 345, respectively. The Fyffes profit forecast is also set out in this document. The Chiquita profit forecast is set out in a separate document which has been issued by Chiquita and which accompanies this document.

In addition, enclosed with this letter are reports from Fyffes auditors, KPMG, confirming that the Fyffes profit forecast has been properly compiled on the basis of the assumptions made by the directors of Fyffes and that the basis of accounting used is consistent with the accounting policies of Fyffes, and Fyffes financial advisor, Lazard & Co., Limited (“Lazard”), confirming, on the basis set out in its report, that the Fyffes profit forecast, for which the directors of Fyffes are solely responsible, has been made by Fyffes directors with due care and consideration.

Management Incentivisation

Referenced in the Proxy Statement/Prospectus is a summary of management incentivisation arrangements which are being offered by ChiquitaFyffes and which are applicable to the senior management of Fyffes. This summary is contained in the Proxy Statement/Prospectus on pages 107 to 108.

This document confirms, as required by the Irish Takeover Rules, that, for the purposes of Rule 16.2 of the Irish Takeover Rules, Lazard has confirmed, in its capacity as independent adviser to Fyffes for the purposes of Rule 3 of the Rules, that the management incentivisation arrangements that have been offered to the senior management of Fyffes plc in connection with the combination, as summarised in the Proxy Statement/Prospectus, are fair and reasonable.

Lazard’s confirmation to the Panel addressed solely the matters required to be addressed by Rule 16.2 of the Irish Takeover Rules and addressed no other matter; Lazard’s confirmation to the Panel did not address, among other things, the relative merits of the combination as compared to any other transaction or business strategy, the merits of the decision by Fyffes to engage in the combination, the fairness to Fyffes’ shareholders of the exchange ratio in the combination, or the price at which Fyffes’ shares or the shares of ChiquitaFyffes would trade at any time.

Yours faithfully,

David McCann

Chairman

REPORTS ON FYFFES PROFIT FORECAST

The reports on the Fyffes profit forecast as required by Rule 28.3 of the Takeover Rules have been prepared by (i) KPMG and (ii) Lazard. The Fyffes board of directors is solely responsible for the Fyffes profit forecast. Copies of the respective reports of KPMG and Lazard are included in this document.

RULE 16.2 CONFIRMATION

Lazard’s confirmation to the Panel was provided solely to the Panel in connection with Rule 16.2 of the Irish Takeover Rules and for no other purpose, and none of Fyffes, Chiquita or ChiquitaFyffes or any other person is permitted to rely on such conformation for any purpose, including in recommending that the Fyffes shareholders or the Chiquita shareholders vote to approve the combination. Lazard’s confirmation to the Panel is not intended to and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the combination or any other matter related thereto.

In providing this confirmation, Lazard, which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting exclusively as financial advisor to Fyffes and no one else in connection with the combination and will not be responsible to anyone other than Fyffes for providing the protections afforded to its clients, and will not be responsible to anyone for providing advice in relation to the management incentivisation arrangements.

CONSENTS

Each of KPMG and Lazard has given and not withdrawn its consent to the inclusion in this document of the references to its name in the form and context in which they appear.

Contacts for Fyffes

Investors	Seamus Keenan
Tel: + 353 1 887 2700
Email: skeenan@fyffes.com

Media	Wilson Hartnell PR
Brian Bell
Tel: +353 1 669 0030
Email: brian.bell@ogilvy.com

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION HAS BEEN FILED AND WILL BE FILED WITH THE SEC

ChiquitaFyffes has filed with the SEC a registration statement on Form S-4 that includes a Proxy Statement that also constitutes a Prospectus of ChiquitaFyffes. The registration statement was declared effective by the SEC on July 25, 2014. The Form S-4 also includes a Scheme Circular and Explanatory Statement which is being sent to Fyffes shareholders for the purpose of seeking their approval of the combination. Each of Fyffes and Chiquita is in the process of mailing to their respective shareholders the definitive Proxy Statement/Prospectus/Scheme Circular in connection with the proposed combination of Fyffes and Chiquita and related transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/SCHEME CIRCULAR (INCLUDING THE SCHEME EXPLANATORY STATEMENT) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHIQUITA, FYFFES, CHIQUITAFYFFES, THE COMBINATION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed with the SEC by ChiquitaFyffes, Chiquita and Fyffes through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed by Chiquita, Fyffes and ChiquitaFyffes with the SEC by contacting Chiquita Investor Relations at: Chiquita Brands International, Inc., c/o Corporate Secretary, 550 South Caldwell Street, Charlotte, North Carolina 28202, or by calling (980) 636-5000, or by contacting Fyffes Investor Relations at c/o Seamus Keenan, Company Secretary, Fyffes, 29 North Anne Street, Dublin 7, Ireland or by calling + 353 1 887 2700.

PARTICIPANTS IN THE SOLICITATION

Chiquita, Fyffes, ChiquitaFyffes and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the combination. Information about the directors and executive officers of Fyffes is set forth in its Annual Report for the year ended December 31, 2013, which was published on April 11, 2014 and is available on the Fyffes website at www.fyffes.com. Information about the directors and executive officers of Chiquita is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 4, 2014 and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 11, 2014. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive Proxy Statement/Prospectus/Scheme Circular described above and other relevant materials to be filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking statements.” These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Fyffes and Chiquita, including: the customary risks experienced by global food companies, such as prices for commodity and other inputs, currency exchange fluctuations, industry and competitive conditions (all of which may be more unpredictable in light of continuing uncertainty in the global economic environment), government regulations, food safety issues and product recalls affecting Fyffes and/or Chiquita or the industry, labor relations, taxes, political instability and terrorism; unusual weather events, conditions or crop risks; continued ability of Fyffes and Chiquita to access the capital and credit markets on commercially reasonable terms and comply with the terms of their debt instruments; access to and cost of financing; and the outcome of pending litigation and governmental investigations involving Fyffes and/or Chiquita, as well as the legal fees and other costs incurred in connection with these items. Readers are cautioned that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Forward-looking statements relating to the combination involving Fyffes and Chiquita include, but are not limited to: statements about the benefits of the combination, including expected synergies and future financial and operating results; Fyffes and Chiquita’s plans, objectives, expectations and intentions; the expected timing of completion of the combination; and other statements relating to the combination that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements.

With respect to the combination, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite Fyffes and Chiquita shareholder approvals; the risk that Fyffes or Chiquita may be unable to obtain governmental and regulatory approvals required for the combination, or required governmental and regulatory approvals may delay the combination or result in the imposition of conditions that could reduce the anticipated benefits from the combination or cause the parties to abandon the combination; the risk that a condition to closing of the combination may not be satisfied; the length of time necessary to consummate the combination; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the combination may not be fully realized or may take longer to realize than expected; disruption arising as consequence of the combination making it more difficult to maintain existing relationships or establish new relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the ability of the combined company to retain and hire key personnel; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect.

These risks, as well as other risks associated with the combination, are more fully discussed in the Proxy Statement/Prospectus/Scheme Circular that is included in the Registration Statement on Form S-4 that was filed with the SEC in connection with the combination and are contained in the definitive Proxy Statement/Prospectus/Scheme Circular being mailed to shareholders. Additional risks and uncertainties are identified and discussed in Chiquita’s reports filed with the SEC and available at the SEC’s website at www.sec.gov and in Fyffes reports filed with the Registrar of Companies available at Fyffes website at www.fyffes.com. Forward-looking statements included in this document speak only as of the date of this document. Neither Fyffes nor Chiquita undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Fyffes accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Fyffes (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of Fyffes or Chiquita, all “dealings” in any “relevant securities” of Fyffes or Chiquita (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3:30 p.m. (Irish time) on the “business day” following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the “offer period” otherwise ends. If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Fyffes or Chiquita, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules. Under the provisions of Rule 8.1 of the Irish Takeover Rules, all “dealings” in “relevant securities” of Fyffes by Chiquita or “relevant securities” of Chiquita by Fyffes, or by any person “acting in concert” with either of them must also be disclosed by no later than 12 noon (Irish time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie. “Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020; fax number +353 1 678 9289.

GENERAL

The release, publication or distribution of this communication in or into certain jurisdictions may restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the combination are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed combination disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the combination should be made only on the basis of the information contained in the Proxy Statement/Prospectus/Scheme Circular or any document by which the combination, including the Scheme, are made. Chiquita shareholders and Fyffes shareholders are advised to read carefully the formal documentation in relation to the proposed combination once the Proxy Statement/Prospectus/Scheme Circular has been dispatched.

Lazard & Co. Limited (“Lazard”), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting exclusively as financial adviser to Fyffes and no one else in connection with the matters described in this communication, and will not be responsible for anyone other than Fyffes for providing the protections afforded to clients of Lazard nor for providing advice in relation to the matters referred to in this communication. Neither Lazard nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Lazard in connection with this communication, any statement contained herein or otherwise.

Davy and Davy Corporate Finance each of which is regulated in Ireland by the Central Bank of Ireland, are acting for Fyffes and no one else in relation to the matters referred to herein. In connection with such matters, Davy and Davy Corporate Finance, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Fyffes for providing the protections afforded to their clients or for providing advice in connection with the matters described in this Document or any matter referred to herein.

FYFFES PROFIT FORECAST

Profit Forecast including Bases and Assumptions

1.	General

Set forth below are financial projections for the 2014 fiscal year, including the following:

For the fiscal year ending December 31, 2014, Fyffes has projected EBITA of €30 – €35 million. EBITA represents operating income before interest, tax, and amortization. EBITA is the basis on which Fyffes has consistently provided the market with profit target ranges or forecasts in recent years as it is the primary measure of performance used by the company. The following table shows the reconciliation of EBITA to the generally accepted accounting principle measure of Profit for the financial year as derived from the audited consolidated financial statements of Fyffes for its two most recent financial years ending December 31, 2013 and 2012 included elsewhere in this proxy statement/prospectus:

	2013	2012
	€’000	€’000
EBITA	32,654	30,542
Amortisation charges	(1,333)	(2,217)
Share of joint ventures interest and tax charges	(1,346)	(1,041)
Operating Profit	29,975	27,284
Net Financial Income / (Expense)	(1,296)	(1,158)
Income tax charge	(2,535)	(2,218)
Profit for the financial year	26,144	23,908

Fyffes 2014 €30 – €35 million forecast excludes costs incurred, or to be incurred, by Fyffes in connection with the combination which it is estimated will amount to approximately €12.3 million in 2014. There were no exceptional charges included in EBITA or Profit for the financial year in 2013 or 2012. Fyffes intangible assets became fully amortised in 2013 and, as a result, Fyffes does not anticipate any amortization charge in 2014.

Fyffes encourages shareholders to review its historical financial statements to understand differences between its EBITA and Profit for the financial year in earlier years and cautions shareholders from relying solely on EBITA to predict Profit for the financial year.

The statements above regarding EBITA and amortization for the year ending December 31, 2014 constitutes a profit forecast (“Fyffes Profit Forecast”) for the purposes of Rule 28 of the Irish Takeover Panel Act 1997, Takeover Rules 2013). Except as may be required under the Irish Takeover Rules, Fyffes assumes no obligation, nor does Fyffes intend, to update or otherwise revise the Fyffes Profit Forecast.

2.	Basis of preparation

The Fyffes Profit Forecast has been prepared, except as described above, on a consistent basis with the accounting policies being adopted by Fyffes for the period ending December 31, 2014, which are in accordance with IFRS, and which are comparable with the accounting policies adopted in its consolidated financial statements for the year ended 31 December 2013.

The Fyffes Profit Forecast does not take into account any effects of the proposed combination with Chiquita (including any costs related to the completion of the combination).

3.	Assumptions

The principal assumptions upon which the Fyffes Profit Forecast is based are set forth below:

Specific assumptions adopted by the Fyffes Directors

•	Overall sales volumes for all three major products to remain in line with last year;

•	Only marginal change in overall customer base predicted;

•	Increase in cost of goods driven by inflationary pressures on fruit and other key inputs, offset by operational efficiencies;

•	No material changes in SG&A costs predicted and expected to be flat as a percentage of sales;

•	No material change in overall margins predicted; and

•	No significant change in performance of smaller businesses.

Factors outside the influence or control of the Fyffes Directors

•	There will be no material changes in Fyffes management, existing operational strategies, or accounting policies and methodologies during the year ending December 31, 2014;

•	There will be no changes in exchange rates, interest rates, bases of taxes, legislative or regulatory requirements from those currently forecast that would have a material impact on Fyffes operations or its accounting policies;

•	There will be no material adverse weather events or natural catastrophes that affect Fyffes key products or markets;

•	There will be no material impact from any political or economic events in the countries in which Fyffes, its competitors or customers trade;

•	Assumes no account for any adverse outcome to any litigation, regulatory matter or government investigation; and

•	There will be no business interruptions that materially adversely affect Fyffes, its key customers or its key suppliers.

KPMG	Telephone	+353 1 410 1000
Chartered Accountants	Fax	+353 1 412 1122
Stokes Place	Internet	www.kpmg.ie
St. Stephen’s Green
Dublin 2
Ireland

The Directors

Fyffes plc

29 North Anne Street

Dublin 7

Ireland

Lazard & Co Limited

50 Stratton Street,

London W1J 8LL

United Kingdom

J&E Davy

Davy House

49 Dawson Street

Dublin 2

Ireland

30 July 2014

Dear Sir or Madam:

Fyffes plc

We report on the profit forecast comprising forecast earnings before interest, tax and amortisation and forecast amortisation of Fyffes plc (the ‘Company’) and its subsidiary undertakings (the ‘Group’) for the year ending 31 December 2014 (the ‘Profit Forecast’). The Profit Forecast and the material assumptions upon which it is based are set out in the Fyffes Profit Forecast document to be issued by the Company in which this report is included (the ‘Document’). This report is required by Rule 28.3(a) of the Irish Takeover Panel Act, 1997, Takeover Rules, 2013 (the ‘Takeover Rules’) and is given for the purpose of complying with that rule and for no other purpose.

Responsibilities

It is the responsibility of the directors of the Company (the ‘Directors’) to prepare the Profit Forecast in accordance with the requirements of the Takeover Rules.

It is our responsibility to form an opinion as required by the Takeover Rules as to the proper compilation of the Profit Forecast and to report that opinion to you.

Save for any responsibility which we may have to those persons to whom this report is expressly addressed, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in accordance with this report.

Basis of preparation of the Profit Forecast

The Profit Forecast has been prepared on the basis set out in the Document. The Profit Forecast is required to be presented on a basis consistent with the accounting policies of the Group.

Basis of opinion

We conducted our work in accordance with Standards for Investment Reporting issued by the Auditing Practices Board of the United Kingdom and Ireland. Our work included evaluating the basis on which the historical financial information included in the Profit Forecast has been prepared and considering whether the Profit Forecast has been accurately computed based upon the disclosed assumptions and the accounting policies of the Group. Whilst the assumptions upon which the Profit Forecast are based are solely the responsibility of the Directors, we considered whether anything came to our attention to indicate that any of the assumptions adopted by the Directors which, in our opinion, are necessary for a proper understanding of the Profit Forecast have not been disclosed or if any material assumption made by the Directors appears to us to be unrealistic.

We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the Profit Forecast has been properly compiled on the basis stated.

Since the Profit Forecast and the assumptions on which it is based relate to the future and may therefore be affected by unforeseen events, we can express no opinion as to whether the actual results reported will correspond to those shown in the Profit Forecast and differences may be material.

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in the United States of America or other jurisdictions and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices.

Opinion

In our opinion the Profit Forecast, so far as the accounting policies and calculations are concerned, has been properly compiled on the basis of the assumptions made by the Directors and the basis of accounting used is consistent with the accounting policies of the Group.

Yours faithfully

KPMG

Chartered Accountants

Dublin, Ireland

The Directors

Fyffes plc

29 North Anne Street

Dublin 7

Ireland

30 July 2014

Ladies and Gentlemen:

Proposed combination of Chiquita Brands International, Inc. (“Chiquita”) and Fyffes plc (“Fyffes”)

We report on the profit forecast comprising forecast earnings before interest, tax and amortisation and forecast amortisation of Fyffes plc (the ‘Company’) and its subsidiary undertakings (the ‘Group’) for the year ending 31 December 2014 (the ‘Profit Forecast’). The Profit Forecast, and the material assumptions upon which it is based, are set out in the Fyffes Profit Forecast document to be issued by the Company in which this report is included.

We have discussed the Profit Forecast and the bases and assumptions on which it has been prepared with you as directors of Fyffes, the senior management of Fyffes and with KPMG, Fyffes’ auditors. We have assumed with your consent that the Profit Forecast reflects the best currently available estimates and judgments of the management of Fyffes as to the future financial performance of Fyffes for the period to which it relates. We have also discussed the accounting policies and bases of calculation for the Profit Forecast with the directors and the senior management of Fyffes and with KPMG. We have also considered KPMG’s report of today’s date addressed to you and us on this matter. You have confirmed to us that all information relevant to the Profit Forecast has been disclosed to us.

For purposes of rendering this report, we have, with your consent, relied upon and assumed the accuracy and completeness of all the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or review by, us, without any independent verification thereof.

On the basis of the foregoing, we consider that the Profit Forecast, for which you as directors of Fyffes are solely responsible, has been made with due care and consideration.

This report is provided to you solely in connection with Rule 28 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013 and for no other purpose. We are acting exclusively as financial advisor to Fyffes and no one else in connection with the proposed combination, and it was solely for the purposes of complying with this provision of Irish law that Fyffes requested Lazard prepare a report on the Profit Forecast. No person other than the directors of Fyffes can rely on the contents of this report and, to the fullest extent permitted by law, we assume no responsibility and will not accept any liability to any person other than the directors of Fyffes in respect of this report or the work undertaken by us in connection with this report.

Lazard & Co., Limited
50 Stratton Street
London W1J 8LL
Authorised and regulated by the Financial Conduct Authority	+44 20 7187 2000
Registered in England no. 162175	www.lazard.com

This report is not an opinion regarding, and we express no view as to, the reasonableness or achievability of the Profit Forecast. Instead, this report will address solely the matters required to be addressed by Rule 28 of the Irish Takeover Rules and does not address any other matter; it does not address, among other things, the relative merits of the proposed combination as compared to any other transaction or business strategy, the merits of the decision by Fyffes to engage in the proposed combination, the fairness to Fyffes shareholders of the exchange ratio in the proposed combination, or the price at which Fyffes’ shares or the shares of ChiquitaFyffes plc would trade at any time.

Furthermore, this report has been prepared independent of publication of the Profit Forecast and may not be relied on by you in recommending that Fyffes shareholders vote to approve the proposed combination. This report is not intended to and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the proposed combination or any matter related thereto.

Yours faithfully,

For and on behalf of

Lazard & Co., Limited